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                                 EXHIBIT 10.50

                 FIRST AMENDMENT TO AGREEMENT FOR THE PURCHASE

                   AND SALE OF PROPERTY FOR THE ASML BUILDING
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                              FIRST AMENDMENT TO
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                AGREEMENT FOR THE PURCHASE AND SALE OF PROPERTY
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     THIS FIRST AMENDMENT TO AGREEMENT FOR THE PURCHASE AND SALE OF PROPERTY
(the "First Amendment"), is made and entered into as of the 21/st/ day of March, 2000 by and between Ryan Companies US, Inc. ("Seller") and Wells Capital, Inc. ("Purchaser").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Seller and Purchaser entered into that certain Agreement for the Purchase and Sale of Property, dated February 23, 2000 (the "Purchase Agreement"), relating to property located at 8555 South river Parkway, Tempe, Arizona; and

     WHEREAS, Seller and Purchaser desire to amend the Purchase Agreement as provided herein;

     NOW, THEREFORE, for and in consideration of the premises, the mutual agreements contained herein and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby expressly acknowledged by the parties hereto, the parties hereto do hereby covenant and agree as follows:

     1. Capitalized terms used herein shall have the meaning given to them in the Purchase Agreement, except as otherwise provided in this First Amendment.

     2. The Purchase Price, as defined in paragraph 3 of the Agreement, shall be $17,355,000.00.

     3. This First Amendment may be signed in counterparts, each of which shall be deemed an original and which taken together shall constitute one instrument.

     4. All other terms and conditions of the Purchase Agreement not inconsistent with this First Amendment shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and their respective seals to be affixed hereunto as of the day, month and year first above written.


          "SELLER":

          Ryan Companies US, Inc.

          By:  /s/ Dennis Buratti
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          Name:  Dennis Buratti
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          Title:  Vice President
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          "PURCHASER":

          Wells Capital, Inc.

          By:  /s/ Douglas P. Williams
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          Name:  Douglas P. Williams
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          Title: Senior Vice President
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